Exhibit 32.2



                    Certification of Chief Financial Officer

                            CERTIFICATION PURSUANT TO
                 SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)



         In connection with the Annual Report of DGSE Companies, Inc. (the "Company") on Form 10-KSB for the Period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

         1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 24, 2004                     By  /s/ John Benson
                                            ------------------------------------
                                            John Benson, Chief Financial Officer
                                            and Director